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                                  EXHIBIT 99.4

                         STERLING FINANCIAL CORPORATION
                  DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

                                  PAYMENT FORM


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                                                                    EXHIBIT 99.4

                         STERLING FINANCIAL CORPORATION

                  DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
                                  PAYMENT FORM

FOR CASH INVESTMENTS, WITHDRAWALS AND CHANGE OF ADDRESS, PLEASE USE THIS FORM.


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See back of form for instructions             PARTIAL WITHDRAWAL (Continue dividend           OPTIONAL CASH INVESTMENT
                                              reinvestment)                                   Minimum - $50.00 / Maximum -
                                                                                              $2,500.00

                                              Issue a certificate for this
                                              number of shares                                Amount enclosed
                                              [ ] [ ] [ ] [ ] [ ]                             $[ ] [ ] [ ] [ ].[ ][ ]

                                              or Sell this number of shares *                 Next anticipated
                                              [ ][ ][ ][ ].[ ][ ][ ]                          investment date:


                                              [ ] FULL WITHDRAWAL (Terminate dividend         ------------------------------
                                                  reinvestment)

                                              [ ] Issue a certificate for all full            Signature(s). All joint owners
                                                  shares and check for fractional share       must sign.  Names must be signed
                                                                                              exactly as shown on this form.

                                                                                              ------------------------------

                                                                                              ------------------------------

                                              [ ]    Or

                                                     Sell all plan shares

                                              [ ]    Or

                                                     Sell this number of shares * (and
                                                     any fractional shares) and issue a
                                                     certificate for the remaining full
                                                     shares

                                                     [ ][ ][ ][ ]                             [ ] ADDRESS CHANGE. Check box and
                                                     * Must be at least 50 shares.                Fill in on other side of form.
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